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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of ABCI Holdings, Inc. on Form S-8, of our report dated February 13, 2002, relating to the consolidated balance sheets of ABCI Holdings, Inc. of June 30, 2001, 2000 and 1999 and the related consolidated statements of operations, stockholders' deficit and cash flows for the years then ended.

March 4, 2002
/s/ MATRANGA & CORREIA
MATRANGA & CORREIA

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS